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Exhibit 99.2

                                TELEGROUP, INC.

                         NOTICE OF GUARANTEED DELIVERY

                                      OF

                    10 1/2% SENIOR DISCOUNT NOTES DUE 2004


     As set forth in the Prospectus, dated __, 1997 (as the same may be amended from time to time, the "Prospectus"), of TELEGROUP, Inc. (the "Company") under the caption ("The Exchange Offer--Guaranteed Delivery Procedures") this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its 10 1/2% Senior Discount Notes due 2004 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its 10 1/2% Senior Discount Notes due 2004 (the "Old Notes"), if (i) certificates representing the Old Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City time, on , 1998. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                            The Exchange Agent is:

By Registered or         By Overnight Courier:          By Hand:
Certified Mail:


                                 By Facsimile:

                             Confirm by Telephone:

DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on, 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be

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binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                                    Principal Amount of Old Notes Exchanged:

                                    $
                                     -----------------------------------

SIGNATURES                    Certificate Nos. of Old Notes
                                    (if available)


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Signature of Owner


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-------------------------------------
Signature of Owner (if more than one)


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                                    $
                                     -----------------------------------
Dated:

DELIVERED BY                        IF OLD NOTES WILL BE BOOK-ENTRY
                                 TRANSFER, PROVIDE THE DEPOSITORY
Names(s):                        TRUST COMPANY ("DTC") ACCOUNT NO.:


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         (Please Print)


Address (Include Zip Code):

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Area Code and Telephone No.

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Capacity (full title), if signing in a representative capacity
                                                               -----------------

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Taxpayer Identification or
Social Security No.:
                     -----------------------

                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required document, all by 5.00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

                             Authorized Signature

Name of Firm:                               Name:
             --------------------------          ----------------------------

Address:
        -------------------------------
                                            Title:
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Area Code and Telephone No.:                Date:
                            -----------          ----------------------------

     NOTE: DO NOT SEND OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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